Subsequent Events	12 Months Ended
May 31, 2018
Subsequent Events [Abstract]
Subsequent Events
27.	SUBSEQUENT EVENTS

Koolearn Holding initiated its initial public offering process and has made the application for listing its securities on the Stock Exchange of Hong Kong Limited in July 2018.

On June 15, 2018, Koolearn Holding issued 13,858,832 ordinary shares with par value of US$0.00002 each at a price of US$1.4914 per share for a total consideration of US$20,668 to Tigerstep Developments Limited (“Tigerstep”). Tigerstep is controlled by Mr. Yu, Minhong, the Director and Chairman of the Koolearn Holding.

On July 13, 2018, the board of directors of Koolearn Holding approved an employees’ share option plan (the “Pre- IPO Share Option Scheme”), under which Koolearn Holding is authorised to grant options to purchase up to an aggregate of 47,836,985 ordinary shares. Koolearn Holding adopted the Pre-IPO Share Option Scheme on the same day and subsequently granted 27,904,930 options to the employees. The exercise price of all the options granted under the plan is US$1.13 per share.

In July 2018, New Oriental Education Industry Fund (the “Education Industry Fund”), with the total committed capital of US$234,000 (RMB1.5 billion), was established. An entity controlled by Mr. Yu and an unrelated third party act as the joint general partners of the Education Industry Fund. The Company participates in the Education Industry Fund as a limited partner and has committed to invest US$78,000 (RMB500 million) in the Education Industry Fund.